                                                                   EXHIBIT 10.39
                                 LEASE AGREEMENT

1.     PARTIES

1.1    THE LESSOR:

Mr. Mario Galuppo, CI Number 9932124 with domicile in Calle General Guido, number 1472, Beccar, Province of Buenos Aires, in his position as LESSOR of the spaces whose location is recorded in the respective annexes added to this document, and through the lease agreement they are signing with the proprietors of those spaces. In what follows, he is called the LESSOR.

1.2      THE LESSEE:

The firm Ituran de Argentina, S.A. with domicile in Calle Marcello de Alvear,
925.5 floor B, Federal Capital, represented by Mr. Avi Anais, Israeli passport number 9027867 in his position as its president in what follows it is called the
LESSEE. The signers declare under oath that they have the authority to sign this document in representation invoked and the authenticity in effect for the instruments that guarantee it, copies of which are added to this document.

2.     PURPOSE:

2.1 THE LESSOR delivers in lease to THE LESSEE, for its use and enjoyment, the spaces located in the terraces of the buildings registered in the attached annexes. They are governed by the terms and conditions that are detailed below:

Requirements of the spaces to be provided by THE LESSOR:

a) A closed space in the Shelter that is property of THE LESSOR (the Space below)of approximately 2.5 x 1.5 meters

b) A space in the structure of the pole that is the property of THE LESSOR for installing an irradiant system that is property of THE LESSEE.

In the spaces, THE LESSEE will install the following equipment (the Equipment below).

The spaces mentioned in point (a): will be used to locate radio-electric equipment and their accessories.
The spaces mentioned in point (b) will be used to install transmission antennas and receivers

[2 sets of handwritten initials]

receivers with their respective coaxial cables up to the closed space mentioned in (a) located no more than 15 meters from the support structure of the antennas.

2.2 Likewise, THE LESSEE will install data and telephone lines and may request
THE LESSOR for the installation, in the Space of the pto (a), of air conditioning equipment intended to maintain the working temperature of the radio-electric equipment installed there within the range specified by THE
LESSEE.

2.3 THE LESSOR expressly declares to be authorized to sublet to THE LESSEE the spaces mentioned in the various annexes, and to allow the installation of support structures of antennas, shelter, radio-electric equipment, air conditioning equipment, and data and telephone lines in accordance with the terms of this Agreement.

3 - PERIOD

The period of the term of this agreement will be 5 (five) years. The beginning and end of the period of each space will be specified in each annex attached.
THE LESSEE is granted the ability to extend for another similar period, after notification made by authentic means with advance notice of no more than thirty days of the expiration of each period.

4 - PRICE

4.1 The price of the lease will be entered into the corresponding annexes in relation to each space rented. It is duly established that, for tax purposes, the agreed lease in this agreement refers to a physical space that forms part of a building and for commercial purposes. The price that is stipulated will include the VAT, where appropriate and will be paid monthly 1st to the 10th of each month in the domicile of THE LESSEE with the following guidelines.

The payment of each space will be governed by the following guidelines:
With relation to the spaces already rented by THE LESSOR and put at the disposal of THE LESSEE as in those others that THE LESSEE has not yet rented, the price will be paid starting with the signature of the corresponding annexes.

4.2 THE LESSEE does not have to pay any sum beyond that provided for in each annex. For such reasons it will not be obliged to pay: a) expenses, either ordinary or extraordinary, b) establishment of the reserve fund, c) common payments of the consortium or all or any of the proprietors, d) co-participation in the expenses of

the consortium of any type, or, e) taxes of any kind that correspond to the consortium or the proprietors of their units.

5.     DELAY
The expiration of the periods established in this agreement is produced by law automatically, solely for the passage of time. On the assumption of delay in payment of rent, the sum owed will receive interest for every day of delay equal to the amount set by the National Bank of Argentina for its discount operations
(active rate), which will be paid at the terms and form established in the fourth paragraph of this document.

6 - OBLIGATIONS OF THE LESSOR

6.1 To allow THE LESSEE to carry out repairs on the equipment in the spaces that are referred to in each of the annexes.

6.2 To facilitate the unrestricted access of personnel named by THE LESSEE to the spaces that are mentioned in each of the annexes. This access will not have limits of day nor time, during the entire year, for installation, removal, maintenance or repair of the equipment.

6.3 If in the spaces there will be radio-electric equipment installed, or new equipment is to be installed, THE LESSEE must deliver all technical documentation that THE LESSOR must make sure that they do not interfere with the operation of the equipment of THE LESSEE.

6.4 To pay for all the taxes and contributions that bear on the space and in particular, the cost of conservation of the building in general and repair of damage that the terrace may undergo (as such they are not attributable to THE
LESSEE) for the purpose of allowing THE LESSEE its normal and pacific use and enjoyment.

6.5 Guarantee for the spaces the same control and watchfulness that the rest of the buildings where they are located receive.

6.6 THE LESSOR states that the support structures of antennas and shelters mentioned in each one of the annexes meets the standards in effect as to materials used, construction, assembly, foundations, anchoring and stability.
Any modification to the standards that are in effect must be met in the periods established by the competent authority. In case the regulatory authority requests THE LESSOR to provide estimates of the

[2 sets of handwritten initials]

structure, THE LESSOR will make them available to THE LESSEE to be presented within the periods fixed by the competent authority. THE LESSOR promises to carry out the preventative and corrective maintenance for the purpose of assuring the perfect condition of installation and safety of the tower in fulfilling the existing standards as being day and night beacons, installation of lightening rods and descent to the ground. The preceding enumeration is simply by example and does not in any way exhaust the fulfillment of THE
LESSOR'S obligation with respect to the perfect condition of installation and safety of the tower. THE LESSOR assumes full responsibility for the fulfillment of the tasks of installation and safety mentioned above.

6.7 THE LESSOR will be responsible for all damages caused to third parties or to
THE LESSEE by accidents produced in the rented spaces and/or for the equipment that is the property of THE LESSOR, except for damage that is created by THE
LESSEE's fault of by force majeure.

6.8 THE LESSOR will contract for insurance that will cover its civil liability to third parties, specified in clause 6.7 above, and will maintain THE LESSEE free of damage for any claim for the damages mentioned during the period of this agreement.

6.9 In case THE LESSOR wishes to cancel any of the leases, that are annexed to this agreement, it must reliably advise THE LESSEE with a ninety day advance notice, offering it a site of similar characteristics to the one being canceled with the costs of moving and installation at the expense of THE LESSOR. On the assumption that THE LESSEE is deprived of its lease rights with relation to any of the sites annexed to this agreement, and THE LESSOR cannot find a substitute with the obligation referred to this clause, THE LESSEE will have the right to claim damages caused to it as a consequence of this non-fulfillment, in accordance with the provision of clause 9.3.

7 -      OBLIGATIONS OF THE LESSEE

7.1      Pay the taxes and contributions that affect its activity.

7.2      Will be  responsible  for damages hat his  equipment may cause to third parties for which he will contract a Civil Liability policy. In this insurance.
The civil liability policy will not include the spaces and equipment for which the LESSOR is responsible.

7.3 THE LESSEE will have free access to the use of electrical energy necessary for the operation of the installed equipment, the consumption of it being at its exclusive costs. For such a purpose, THE LESSOR will provide THE LESSEE an exclusive meter for its equipment by means of which the readings can be obtained for the payment of the energy consumed.

7.4 At the end of the agreement, THE LESSEE must remove the equipment, leaving the spaces in the same condition that they were found before its occupation, except for deterioration produced by the passage of time, and good use.

8        CONDITION SUBSEQUENT

Both parties agree to base this agreement on the life of the authorization granted to THE LESSEE to operate licenses and/or authorizations. If they are denied or revoked, this agreement will be cancelled, without this circumstance generating right to any claim or indemnity for any of the parties.

9        RESCISSION

9.1 THE LESSEE may, without invoking any cause, rescind this agreement, with relation to all of the spaces or part of them, without penalty or any indemnity.
For the exercise of this authority, THE LESSEE must notify this circumstance by reliable means to THE LESSOR with an advance of no less than ninety days.

9.2 The failure to pay the rent during the following months, will give THE
LESSOR the right to cancel this agreement.

9.3 Without prejudice to the last clause, each of the parties will have the right to rescind this agreement, if the other party does not meet its obligations after the passage of ten days notice by the reliable party of its fulfillment. The reliable party will have the right to claim compensation for damages.

10       OBLIGATION IN PASSING

THE LESSOR expressly authorizes all the obligations that may reasonably be required so that THE LESSEE may carry out and have installed in the spaces of each of the annexes the services that it needs as well as in order to be able to make normal use of the spaces mentioned in each of the annexes according to the needs and uses that the equipment requires. In this way, THE LESSOR will make improvements in the spaces, in accordance with THE LESSEE's specifications, and that are necessary for the removal, maintenance or repair of the equipment.

[2 sets of handwritten initials]

11.      TRANSFER OF THE AGREEMENT

THE LESSEE is expressly authorized to sell or transfer this agreement.

12.      USE OF DANGEROUS SUBSTANCES

THE LESSEE declares that it will not deposit, use or generate radioactive material, substances or dangerous waste in the spaces. THE LESSOR, for its part, affirms that up until now in the spaces there has not been deposited used or generate radioactive material substances or dangerous waste.

13.      JURISDICTION AND DOMICILES

For all legal purposes arising from this agreement, the parties agree to submit to the jurisdiction of the Ordinary Courts of the City of Buenos Aires and
establish domiciles in those locations expressed at the heading, where they will hold as valid all the notifications up to the establishment of special domiciles.

14.      STAMP TAX

If the stamp tax must be paid, it must be paid by THE LESSOR and THE LESSEE in equal parts.

In proof of agreement, 2 (two) copies are signed of the same purport and one effect in the City of Buenos Aires on the 23rd day of the month of November of
2001.

[handwritten signatures]

ANNEX II:

1) This is added to copy of the agreement between THE LESSOR and the Consortium of the Entre Rios 2949 site, San Justo, Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:
         a) A 19" rack property of THE LESSEE,
         b) An antenna property of THE LESSEE,

3) The price of the lease is established at $US600., this sum will be paid in
American Dollars or Argentine Pesos

4) The term of the lease will be from December 3, 2001 to December 3, 2006.

[handwritten signatures]

ANNEX III:

1) This is added to a copy of the agreement between THE LESSOR and the
Consortium of the Libertador 1742 site, Olivos, Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR where there will be installed:
         a) A rack of 19" property of THE LESSEE.
         b) One antenna property of THE LESSOR.

3) The price of the lease is established at $US600. This sum will be paid by THE
LESSEE in American Dollars or Argentine Pesos.

4) The term of the lease will be from the December 20, 2001 to December 20,
2006.

[handwritten signatures]

ANNEX IV:

1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Cuyo 258 site, Gonzalez Catan, Province of Buenos Aires.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:
         a) A rack of 19" property of THE LESSEE.
         b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US450, This sum will be paid by THE
LESSEE in American Dollars or Argentine Pesos.

4) The term of the lease will be from February 13, 2002 to February 13, 2007.

[handwritten signatures]

ANNEX V:

1) This is added to the copy of the agreement between THE LESSOR and the proprietor of the Colombres 320 site, Lomas de Zamora, Province of Buenos Aires

2) In the Space of the Building property of THE LESSOR there will be installed:
         a) a rack of 19" property of THE LESSEE.
         b) An antenna property of THE LESSEE.

3) The price of the lease is established at $600. This sum will be paid by THE
LESSEE in American Dollars or Argentine Pesos..

4) The term of the loan will be from April 12, 2002 to April 12, 2007.

ANNEX VI:

1) This is added to the copy of the agreement between THE LESSOR and the
Consortium of the Bulnes 2240 site, federal capital.

2) In the Space of the Building that is the property of THE LESSOR there will be installed:
         a) A rack of 19" property of THE LESSEE.
         b) An antenna property of THE LESSOR.

3) The price of the lease is established at $US $1000. This sum will be paid by
THE LESSEE in American Dollars or Argentine Pesos.

4) The term of the lease will be from May 1, 2002 to April 30, 2005.

[2 sets of handwritten initials]

ANNEX VII TO THE LEASE AGREEMENT OF SITES SIGNED NOVEMBER 23, 2001:
-------------------------------------------------------------------

Between Sites Service S.R.L., with domicile in Lavalle 710, 2nd floor Dept. A,
Federal Capital, represented in this document by Mario Galuppo, C.I. No. 9,932,
124, in his position as Director, in what follows THE LESSOR, party of the first part, and as party of the second part Ituran de Argentina S.A., domiciled in
Sucre 2480, Beccar, Peia, of Buenos Aires, represented in this document by Mr.
Abraham Anais, D.N.I. No. 93,897,631, in his position as its President, in what follows THE LESSEE, agrees to sign this ANNEX to the lease agreement entered into by the parties on November 23, 2001, in accordance with the following clauses and conditions. FIRST: considering that SITES Service S.R.L. is the holder of the lease belonging to Mr. Mario Galuppo by the session of rights held on March 7, 2003. A certified copy of the session of rights is added.

SECOND: a copy of the lease agreement signed between THE LESSEE and the
Association of the building located in Calle Dorrego NO. 898 Federal Capital serving THE LESSOR as a base for granting this sublease in the space rented by him, in what follows "the Space of the Building".

THIRD: in the Space of the Building there will be installed
         a) a 19" rack, property of THE LESSEE.
         b) an antenna, property of THE LESSEE.

FOURTH: The lease price is established at $US 465 (Four Hundred Sixty Five
United States dollars), payable in Argentine Pesos taking the rate of the dollar of the BCRA, buyer's rate, of the day before the date of payment. The parties agree to establish to the value of the dollar a ceiling of $1=$US3.20 and a floor of $1=$US2.20, by which, in the future, for purposes of calculating the rent, if rate of the United States dollar exceeds the limits stated, the rent will be paid, as previously established, in Argentine Pesos, multiplying its value stated in dollars by the ceiling rate and/or the floor stated n this clause, as appropriate.

FIFTH: On the assumption that THE LESSOR will sublet to other third parties, the
Space of the Building and/or the support structure of the antenna, THE LESSEE will receive a discount in the lease price of 30%.

SIXTH: the term of the lease corresponding to this Annex will be from the first of [page missing]

ANNEX VIII TO THE LEASE AGREEMENT OF SITES SIGNED NOVEMBER 23, 2001:
--------------------------------------------------------------------

Between Sites Service S.R.L., with domicile in Lavalle 710, 2nd floor Dept. A,
Federal Capital, represented in this document by Mario Galuppo, C.I. No. 9,932,
124, in his position as Director, in what follows THE LESSOR, party of the first part, and as party of the second part Ituran de Argentina S.A., domiciled in
Sucre 2480, Beccar, Peia, of Buenos Aires, represented in this document by Mr.
Abraham Anais, D.N.I. No. 93,897,631, in his position as its President, in what follows THE LESSEE, agrees to sign this ANNEX to the lease agreement entered into by the parties on November 23, 2001, in accordance with the following clauses and conditions. FIRST: considering that SITES Service S.R.L. is the holder of the lease belonging to Mr. Mario Galuppo by the session of rights held on March 7, 2003. A certified copy of the session of rights is added.

SECOND: a copy of the lease agreement signed between THE LESSEE and the
Association of the building located in Calle 44 between Calles 161 and 164, La
Plata, Province of Buenos Aires, serving THE LESSOR as a base for granting this sublease in the space rented by him, in what follows "the Space of the
Building".

THIRD: in the Space of the Building there will be installed
         a) a 19" rack, property of THE LESSEE.
         b) an antenna, property of THE LESSEE.

FOURTH: The lease price is established at $US 295 (Two Hundred Ninety Five
United States dollars), payable in Argentine Pesos taking the rate of the dollar of the BCRA, buyer's rate, of the day before the date of payment. The parties agree to establish to the value of the dollar a ceiling of $1=$US3.20 and a floor of $1=$US 2.20 by which, in the future, for purposes of calculating the rent, if rate of the United States dollar exceeds the limits stated, the rent will be paid, as previously established, in Argentine Pesos, multiplying its value stated in dollars by the ceiling rate and/or the floor stated n this clause, as appropriate.

FIFTH: On the assumption that THE LESSOR will sublet to other third parties, the
Space of the Building and/or the support structure of the antenna, THE LESSEE will receive a discount of in the lease price of 30%.

SIXTH: the term of the lease corresponding to this Annex will be from August 1,
2003 until July 31, 2008. In proof of agreement two copies are signed of the same meaning, and for just one purpose, in the City of Buenos Aires on July 31
2003.

[two signatures]

ANNEX IX TO THE LEASE AGREEMENT OF SITES SIGNED NOVEMBER 23, 2001:
------------------------------------------------------------------

Between Sites Service S.R.L., with domicile in Lavalle 710, 2nd floor Dept. A,
Federal Capital, represented in this document by Mario Galuppo, C.I. No. 9,932,
124, in his position as Director, in what follows THE LESSOR, party of the first part, and as party of the second part Ituran de Argentina S.A., domiciled in
Sucre 2480, Beccar, Peia, of Buenos Aires, represented in this document by Mr.
Abraham Anais, D.N.I. No. 93,897,631, in his position as its President, in what follows THE LESSEE, agrees to sign this ANNEX to the lease agreement entered into by the parties on November 23, 2001, in accordance with the following clauses and conditions. FIRST: considering that SITES Service S.R.L. is the holder of the lease belonging to Mr. Mario Galuppo by the session of rights held on March 7, 2003. A certified copy of the session of rights is added.

SECOND: a copy of the lease agreement signed between THE LESSEE and the
Association of the building located in Calle 7 between Calles 603 and 604, serving THE LESSOR as a base for granting this sublease in the space rented by him, in what follows "the Space of the Building".

THIRD: in the Space of the Building there will be installed
         a) a 19" rack, property of THE LESSEE.
         b) an antenna, property of THE LESSEE.

FOURTH: The lease price is established at $US 248 (Two Hundred Forty Eight
United States dollars), payable in Argentine Pesos taking the rate of the dollar of the BCRA, buyer's rate, of the day before the date of payment. The parties agree to establish to the value of the dollar a ceiling of $1=$US3.20 and a floor of $1=$US2.20 by which, in the future, for purposes of calculating the rent, if rate of the United States dollar exceeds the limits stated, the rent will be paid, as previously established, in Argentine Pesos, multiplying its value stated in dollars by the ceiling rate and/or the floor stated n this clause, as appropriate.

FIFTH: On the assumption that THE LESSOR will sublet to other third parties, the
Space of the Building and/or the support structure of the antenna, THE LESSEE will receive a discount of in the lease price of 30%.

SIXTH: the term of the lease corresponding to this Annex will be from August 1,
2003 to July 31, 2008 In proof of agreement two copies of the same meaning are signed, and for just one purpose on July 31, 2003.

[two signatures]

ANNEX X TO THE LEASE AGREEMENT OF SITES SIGNED NOVEMBER 23, 2001:
-----------------------------------------------------------------

Between Sites Service S.R.L., with domicile in Lavalle 710, 2nd floor Dept. A,
Federal Capital, represented in this document by Mario Galuppo, C.I. No. 9,932,
124, in his position as Director, in what follows THE LESSOR, party of the first part, and as party of the second part Ituran de Argentina S.A., domiciled in
Sucre 2480, Beccar, Peia, of Buenos Aires, represented in this document by Mr.
Abraham Anais, D.N.I. No. 93,897,631, in his position as its President, in what follows THE LESSEE, agrees to sign this ANNEX to the lease agreement entered into by the parties on November 23, 2001, in accordance with the following clauses and conditions. FIRST: considering that SITES Service S.R.L. is the holder of the lease belonging to Mr. Mario Galuppo by the session of rights held on March 7, 2003. A certified copy of the session of rights is added.

SECOND: a copy of the lease agreement signed between THE LESSEE and the
Association of the building located in Calle 9 and Av. Arana, Tower 15 (Villa
Elisa, Province of Buenos Aires, serving THE LESSOR as a base for granting this sublease in the space rented by him, in what follows "the Space of the
Building".

THIRD: in the Space of the Building there will be installed
         a) a 19" rack, property of THE LESSEE.
         b) an antenna, property of THE LESSEE.

FOURTH: The lease price is established at $US435 (Four Hundred Thirty Five
United States dollars), payable in Argentine Pesos taking the rate of the dollar of the BCRA, buyer's rate, of the day before the date of payment. The parties agree to establish to the value of the dollar a ceiling of $1=$US3.20 and a floor of $1=$US2.20 by which, in the future, for purposes of calculating the rent, if rate of the United States dollar exceeds the limits stated, the rent will be paid, as previously established, in Argentine Pesos, multiplying its value stated in dollars by the ceiling rate and/or the floor stated n this clause, as appropriate.

FIFTH: On the assumption that THE LESSOR will sublet to other third parties, the
Space of the Building and/or the support structure of the antenna, THE LESSEE will receive a discount of in the lease price of 30%.

SIXTH: the term of the lease corresponding to this Annex will be from September
1, 2003 to August 30, 2008. In proof of agreement two copies of the same meaning are signed, and for just one purpose, in the City of Buenos Aires on August 30,
2003.